Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
November 30, 1996

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.5250%


Excess Protection Level
   3 Month Average  6.24%
      November, 1996  6.18%
      October, 1996  6.32%
      September, 1996  6.24%



Cash Yield                                              18.36%


Investor Charge Offs                                    3.97%


Base Rate                                               8.21%


Over 35 Day Delinquency                                 4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,964,689,048.95